UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 9, 2003
                                                         ----------------


                            THE BON-TON STORES, INC.
                            ------------------------
                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                     0-19517                   23-2835229
  ----------------------         --------------------          -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

             2801 E. Market Street
              York, Pennsylvania                                17402
------------------------------------------------         --------------------
   (Address of Principal Executive Offices)                   (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660
                                                           --------------

Item 5.  Other Events and Required FD Disclosure.

     On December 9, 2003, The Bon-Ton Stores, Inc. issued a press release announcing the declaration of a cash dividend on Class A Common Stock and Common Stock of the Company. The full text of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release issued December 9, 2003 regarding declaration of a cash dividend on Class A Common Stock and Common Stock of the Company.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The Bon-Ton Stores, Inc.


                                            By: /s/ Keith E. Plowman
                                                --------------------------------
                                                Keith E. Plowman
                                                Senior Vice President, Finance
                                                and Principal Accounting Officer


Dated: December 12, 2003